STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS (Statement) - EBP 008 - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions
Participants	$ 29.8	$ 26.3
Employer	14.1	16.9
Rollover	5.3	10.3
Total contributions	49.2	53.5
Investment income
Interest and dividends	2.8	2.5
Net appreciation in fair value of investments	82.5	66.3
Total investment income	85.3	68.8
Interest income on notes receivable from participants	0.8	0.7
Total additions	135.3	123.0
Deductions to net assets attributed to:
Benefits paid to participants	66.0	62.7
Administrative expenses	0.8	0.7
Total deductions	66.8	63.4
Net increase prior to transfers	68.5	59.6
Transfers of assets to plan	71.9	0.0
Beginning of year	544.3	484.7
End of year	$ 684.7	$ 544.3